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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Post-Effective Amendment No. 2 to the Registration Statement on Form S-11 of Corporate Property Associates 18 — Global Incorporated of our report dated March 8, 2013, relating to the balance sheet of Corporate Property Associates 18 — Global Incorporated, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
February 24, 2014

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM